Exhibit 10.6

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ORDER FOR SUPPLIES OR SERVICES                          Form Approved  PAGE 1 OF
(Contractor must submit four copies of invoice.)        OMB No. 0704-0187      2
                                                        Expires Jun 30, 1997
================================================================================
Public reporting burden for this collection of information is estimated to average 1 hour per response, including the time for reviewing instructions, searching existing date sources, gathering and maintaining the data needed, and completing and reviewing the collection of information. Send comments regarding this burden estimate or any other aspect of this collection of information including suggestions for reducing this burden, to Department of Defense, Washington Headquarters Services, Directorate for Information Operations and Reports, 1215 Jefferson Davis Highway, Suite 1204, Arlington, VA 22202-4302, and to the Office of Management and Budget, Paperwork Reduction Project (0704-0187), Washington, DC 20503.

          PLEASE DO NOT RETURN YOUR FORM TO EITHER OF THESE ADDRESSES.
   SEND YOUR COMPLETED FORM TO THE PROCUREMENT OFFICIAL IDENTIFIED IN ITEM 6.

====================================================================================================================================
1. CONTRACT / PURCH ORDER NO    2. DELIVERY ORDER NO.    3. DATE OF ORDER    4. REQUISITION / PURCH REQUEST NO.    5. PRIORITY
           DAAM01-98-D-0004            0003                       99NOV03         W90B3W-2000-0038
----------------------------------------------------------------------------------------------------------------
6. ISSUED BY                             CODE DAAD13     7. ADMINISTERED BY (If other than 6)    CODE S0101A                DOC9*
                                              ------                                                  ------------------------------
AMC ACQUISITION CENTER                                      DCASMA BIRMINGHAM                                       8. DELIVERY FOB
EDGEWOOD BRANCH ATTN AMSSB-ACC-E                            2121 6TH AVE., NORTH, RM 104                               |X| DEST
5183 BLACKHAWK ROAD                                         BIRMINGHAM AL 35203-2376                                   |_| OTHER
ABERDEEN PROVING GROUND MD 21010-5423                                                                        (See Schedule if other)
Eric W. Braerman ACC (410) 436-4469
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9. CONTRACTOR Vendor Id: 00002221             IOJS9      FACILITY CODE       10. DELIVER TO FOB POINT BY (Date)     11. MARK IF
                                         CODE -----                    --------------------------------------------     BUSINESS IS
              TELEDYNE COMMODORE                                                                                    |X| SMALL
     NAME AND CUMMINGS RESEARCH                                              12. DISCOUNT TERMS                     |_| SMALL DISAD-
      ADDRESS P O BOX 070007                                                     0% 000 Days Net 030                    VANTAGED
              HUNTSVILLE AL 35807-7007                                                                              |_| WOMEN-OWNED
                                                                             -------------------------------------------------------
                                                                             13. MAIL INVOICES TO
                                                                                    See Block 15
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14. SHIP TO                              CODE ERDEC      15. PAYMENT WILL BE MADE BY             CODE SC1020
                                              -----                                                   ------              MARK ALL
    ERDEC                                                         DFAS-COLUMBUS CENTER                                  PACKAGES AND
                                                                  SOUTH ENTITLEMENT OPERATIONS                          PAPERS WITH
    ATTN: SCBRD                             DAAM0198D0004         P.O. BOX 182264                                       CONTRACT OR
    APC EA                                                        COLUMBUS OH 43218-2264                                ORDER NUMBER
                                                                                                      EFT. T
====================================================================================================================================
 16.
T O    DELIVERY       This delivery order is issued on another Government agency or in accordance with and subject to terms and
Y R                   conditions of above numbered contract.
P D               X
E D  -------------------------------------------------------------------------------------------------------------------------------
  R                   Reference your                                        furnish the following on terms specified herein.
O     PURCHASE       ---------------------------------------------------------------------------------------------------------------
F                     ACCEPTANCE. THE CONTRACTOR HEREBY ACCEPTS THE OFFER REPRESENTED BY THE NUMBERED PURCHASE ORDER AS IT MAY
                      PREVIOUSLY HAVE BEEN OR IS NOW MODIFIED, SUBJECT TO ALL OF THE TERMS AND CONDITIONS SET FORTH, AND AGREES TO
-------------------   PERFORM THE SAME.


---------------------------------------      --------------------------   -----------------------------   --------------------
            NAME OF CONTRACTOR                        SIGNATURE               TYPED NAME AND TITLE            DATE SIGNED
                                                                                                              (YYMMDD)
|X| If this is marked, supplier must sign Acceptance and return the following number of copies:
====================================================================================================================================
17. ACCOUNTING AND APPROPRIATION DATA / LOCAL USE
                    21                                                             Award Oblig Amt OSS
====================================================================================================================================
18.         19.                                              20. QUANTITY       21.       22.       UNIT PRICE      23.  AMOUNT
  ITEM NO.    SCHEDULE OF SUPPLIES/SERVICE                       ORDERED/       UNIT
                                                                 ACCEPTED*
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  0001         Plans, Reports and Meetings as described               1.00       LT                  100000.000000         100000.00
               in the attached statement of work. This
               CLIN is awarded on a firm-fixed price
               basis.
               MIPRORDERNF003
               212390 0102 6N6N66 770117 2514 9899T6
               CC: 9CJD10 S11071 MDEF: VCKM
               AMS: 770117.00000 JONO: 9E99T6
====================================================================================================================================
*If quantity accepted by the Government is same as         24. UNITED STATES OF AMERICA                       25. TOTAL $100000.00
 quantity ordered, indicate by X. If different, enter                                                         ----------------------
 actual quantity accepted below quantity ordered and       BY: Charles A. Comaty aka /s/ Charles A. Comaty    29.
 encircle.                                                                      CONTRACTING/ORDERING OFFICER  DIFFERENCES ----------

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26. QUANTITY IN COLUMN 20 HAS BEEN                                     27. SHIP NO.    28. D.O. VOUCHER NO.   30.
                                                                                                              INITIALS    ----------
 |_| INSPECTED   |_| RECEIVED   |_| ACCEPTED, AND CONFORMS TO THE
                                    CONTRACT EXCEPT AS NOTED           -------------   ---------------------------------------------
                                                                       |_| PARTIAL     32. PAID BY            33.
--------------   ------------------------------------------------      |_| FINAL                              AMOUNT VERIFIED
     DATE              SIGNATURE OF AUTHORIZED GOVERNMENT                                                     CORRECT FOR
                                REPRESENTATIVE
------------------------------------------------------------------------------------                          ----------------------
36. I certify this account is correct and proper for payment.          31. PAYMENT                            34. CHECK NUMBER
                                                                       |_| COMPLETE
--------------   ------------------------------------------------      |_| PARTIAL                            ----------------------
     DATE           SIGNATURE AND TITLE OF CERTIFYING OFFICER          |_| FINAL                              35. BILL OF LADING NO.

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37. RECEIVED AT   38. RECEIVED BY (Print)      39. DATE RECEIVED       40. TOT. CONTAINERS  41. S/R ACCOUNT   42. S/R VOUCHER NO.
                                                   (YYMMDD)                                         NUMBER

====================================================================================================================================
DD Form 1155, JUN 94                                PREVIOUS EDITIONS MAY BE USED

[DEPARTMENT OF DEFENSE
         SEAL]

                     [LETTERHEAD OF DEPARTMENT OF THE ARMY]

May 4, 1998

Richard Smith
Teledyne-Commodore
Cummings Research
300 Sparkman Drive
Huntsville, AL 35807-7007

Dear Mr. Smith,

Reference the Assembled Chemical Weapons Assessment (ACWA) program and the long lead time item list you identified for demonstration testing.

Teledyne-Commodore is hereby authorized pre-contract costs under CLIN 0003 for demonstration testing. You are authorized to incur costs not to exceed $1,578,150, at this time. This authorization is limited to the equipment/material and associated engineering costs as identified in your list (attached) as adjusted.

The Government shall not be liable for any costs incurred which exceed the total amount indicated above, nor shall it be liable for any equipment/material or labor costs incurred for work outside that which is identified in your list without the approval of the undersigned. This authorization does not guarantee you will be issued a delivery order under CLIN 0003 for demonstration testing.

Sincerely,


/s/ Charles A. Comaty
Charles A. Comaty
Contracting Officer

                        OPTIONAL FORM 99 ([ILLEGIBLE])
                          FAX TRANSMITTAL
                        --------------------------------------------------------
                        To Dick Smith                From Eric Braerman
                        --------------------------------------------------------
                        Dept./Agency                 Phone # 410-671-4469
                        --------------------------------------------------------
                        [ILLEGIBLE]                  Fax #
                          205-726-3330                       410-671-4549
                        --------------------------------------------------------
                        [ILLEGIBLE]            [ILLEGIBLE]           [ILLEGIBLE]

                    Printed on [RECYCLE LOGO] Recycled Paper

Feb 09 00 09:31a      AMCRC Edgewood                410-435-4280          p.2

original                                DUPLICATE ORIGINAL

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                                                                                           1. CONTRACT ID CODE      PAGE OF PAGES
                 AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT                                                   1
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
2. AMENDMENT/APPLICATION NO.     3. EFFECTIVE DATE      4. REQUISITION/PURCHASE ORD NO.      5. PROJECT NO. (If applicable)
000203                              02/07/00
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6. ISSUED BY                   CODE DAAD13                 7. ADMINISTERED BY (if other than item 6)           CODE S0101A
                                    ------                                                                          ----------------
AMC ACQUISITION CENTER                                     DCASMA BIRMINGHAM
EDGEWOOD BRANCH ATTN: AMSSB-ACC-E                          2121 8TH AVE. NORTH RM 104
5183 BLACKHAWK ROAD                                        BIRMINGHAM, AL 35203-2376
ABERDEEN PROVING GROUND, MD 21010-5423

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8. NAME AND ADDRESS OF CONTRACTOR (No., street, city, State and ZIP Code)                  |X|  94. AMENDMENT OR SOLICITATION NO.
                                                                                          -----
TELEDYNE COMMODORE                                                                              ------------------------------------
CUMMINGS RESEARCH PARK                                                                          98. DATED (SEE ITEM 11)
P.O. BOX 070007
HUNTSVILLE, AL 35807-7007                                                                       ------------------------------------
                                                                                                104. MODIFICATION OF CONTRACTS
                                                                                                     ORDER NO
                                                                                           |X|  DAAM01-98-D-0004 0002
                                                                                                ------------------------------------
------------------------------------------------------------------------------------------      108. DATED (SEE ITEM 13)
CODE IC159                            FACILITY CODE                                             04/23/98
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                                  11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
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|_| The above numbered solicitation is amended as set forth in Item 14. The hour and date          |_| [ILLEGIBLE]   |_| [ILLEGIBLE]
specified [ILLEGIBLE]

[ILLEGIBLE] must acknowledge receipt of this amendment [ILLEGIBLE].

[ILLEGIBLE]

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12. ACCOUNTING AND APPROPRIATION DATA (If required)

------------------------------------------------------------------------------------------------------------------------------------
                                  13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS.
                                    IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
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|X| 6. THIS CHANGE ORDER IS ISSUED PURSUANT TO (Specify authority). THE CHANGES SET FORTH IN ITEM 16 ARE MADE IN THE CONTRACT
       ORDER NO. IN ITEM 108.
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    7. THE ABOVE AMENDED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES ([ILLEGIBLE] as changes in [ILLEGIBLE]
       appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF [ILLEGIBLE]
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|X| 8. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:                   Mutual Agreement of the Parties

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    9. OTHER (Specify type of modification and authority)

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E. IMPORTANT: Contractor      |_| is not      |X| is required to sign this document and return      2 copies to the issuing office.
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14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF version headings, including solicitation/contract subject matter where feasible.)
The delivery order price is hereby increased by $1,623,539. from $1,728,150. to $3,351,689. The parties agree that this increase is the full and final equitable adjustment for any and all costs incurred in preparing for ACWA demonstration testing through November
1, 1999. Funding in the amount of $1,623,539. is provided.
MIPROHDERNF037 2102390 0102 06N6N66 77811700000 2514 VCHM00 MIPROHDERNF037 OE99ID S11071
AMOUNT: $1,623,539. ACRN: AC



Except as provided herein, all terms and conditions of the [ILLEGIBLE] referenced in Items [ILLEGIBLE] or [ILLEGIBLE], as heretofore changed, remains unchanged and in full force.
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15A. NAME AND TITLE OF SIGNER (Type or print)                             16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)
                                                                          CHARLES A. COMATY
  William C. Burns, President, Teledyne-Commodore, LLC
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15B. CONTRACTOR/[ILLEGIBLE]                         15C. DATE SIGNED      16B. UNITED STATES OF AMERICA            16C. DATE SIGNED

/s/ William C. Burns                                02/09/00              BY /s/ Charles A. Comaty
----------------------------------------                                     --------------------------------      12 FEB 2000
(Signature of person authorized to sign)                                     (Signature of Contracting Officer)
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[ILLEGIBLE]                              [ILLEGIBLE]                              [ILLEGIBLE]                        [ILLEGIBLE]
[ILLEGIBLE]

FEB 24 '00 (THU) 14 57         TELEDYNE COMMODORE         2567261696      PAGE 2

Feb 24 00 09:15a      AMCRC Edgewood                410-436-4290          p.1

original                                DUPLICATE ORIGINAL

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                                                                                           1. CONTRACT ID CODE      PAGE OF PAGES
                 AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT                                                   1
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
2. [ILLEGIBLE] APPLICATION NO.      3. EFFECTIVE DATE      4. REQUISITION/PURCHASE ORD NO.      5. PROJECT NO. (If applicable)
000302                              11/08/99
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6. ISSUED BY                   CODE DAAD13                 7. ADMINISTERED BY (if other than item 6)           CODE    01A
                                    ------                                                                          ----------------
AMC ACQUISITION CENTER                                     DCASMA BIRMINGHAM
EDGEWOOD BRANCH ATTN: AMSSB-ACC-E                          2121 8TH AVE. NORTH RM 104
5183 BLACKHAWK ROAD                                        BIRMINGHAM, AL 35203-2376
ABERDEEN PROVING GROUND, MD 21010-5423

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8. NAME AND ADDRESS OF CONTRACTOR (No., street, city, State and ZIP Code)                  |X|  94. AMENDMENT OR SOLICITATION NO.
                                                                                          -----
TELEDYNE COMMODORE                                                                              ------------------------------------
CUMMINGS RESEARCH PARK                                                                          98. DATED (SEE ITEM 11)
P.O. BOX 070007
HUNTSVILLE, AL 35807-7007                                                                       ------------------------------------
                                                                                                104. MODIFICATION OF CONTRACTS
                                                                                                     ORDER NO
                                                                                           |X|  DAAM01-98-D-0004 0[ILLEGIBLE]
                                                                                                ------------------------------------
------------------------------------------------------------------------------------------      108. DATED (SEE ITEM 13)
CODE IC1S9                            FACILITY CODE                                             11/03/99
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                                  11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
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|_| The above numbered solicitation is amended as set forth in Item 14. The hour and date          |_| [ILLEGIBLE]   |_| [ILLEGIBLE]
specified [ILLEGIBLE]

[ILLEGIBLE] must acknowledge receipt of this amendment [ILLEGIBLE].

[ILLEGIBLE]

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12. ACCOUNTING AND APPROPRIATION DATA (If required)

------------------------------------------------------------------------------------------------------------------------------------
                                  13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS.
                                    IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
------------------------------------------------------------------------------------------------------------------------------------
|X| A. THIS CHANGE ORDER IS ISSUED PURSUANT TO (Specify authority). THE CHANGES SET FORTH IN ITEM 16 ARE MADE IN THE CONTRACT
       ORDER NO. IN ITEM 108.
------------------------------------------------------------------------------------------------------------------------------------
    B. THE ABOVE AMENDED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES ([ILLEGIBLE] as changes in [ILLEGIBLE]
       appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF [ILLEGIBLE]
------------------------------------------------------------------------------------------------------------------------------------
    C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:

------------------------------------------------------------------------------------------------------------------------------------
    D. OTHER (Specify type of modification and authority)    Pursuant to the provisions of Delivery Order 0003
|X|
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E. IMPORTANT: Contractor      |_| is not      |X| is required to sign this document and return      2 copies to the issuing office.
------------------------------------------------------------------------------------------------------------------------------------
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF version headings, including solicitation/contract subject matter where feasible.)

See continuation sheet


Except as provided herein, all terms and conditions of the [ILLEGIBLE] referenced in Items [ILLEGIBLE] or [ILLEGIBLE], as heretofore changed, remains unchanged and in full force
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15A. NAME AND TITLE OF SIGNER (Type or print)                             16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)
                                                                          CHARLES A. COMATY
  Richard W. Smith, Dir. of Operations
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15B. CONTRACTOR/[ILLEGIBLE]                         15C. DATE SIGNED      16B. UNITED STATES OF AMERICA            16C. DATE SIGNED

/s/ Richard W. Smith                                24 Feb 00             BY /s/ Charles A. Comaty
----------------------------------------                                     --------------------------------      28 FEB 2000
(Signature of person authorized to sign)                                     (Signature of Contracting Officer)
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[ILLEGIBLE]                              [ILLEGIBLE]                              [ILLEGIBLE]                        [ILLEGIBLE]
[ILLEGIBLE]

SF 30 CONTINUATION SHEET

CLIN 0003 for demonstration testing is hereby authorized. The contractor shall conduct the demonstration effort in accordance with the attached statement of work which incorporates by reference the final Government approved demonstration study plan and matrix.

The total estimated amount for performance of CLIN 0003 is set forth below:

Estimated Cost          4,343,598.
Fixed Fee                 325,770.
Total CPFF              4,669,368.

Funding in the amount of $4,669,368. is provided for performance of CLIN 0003. The total funding available for payment under CLIN 0003 is $4,669,368. of which $4,343,598. is for reimbursement of costs and $325,770. is for payment of fixed fee. CLIN 0003 is fully funded.

Accounting Data:
MIPROHDERNF041
2102390 0102 06N6N66 77811700000 2514 VCHM00 MIPROHDERNF041
0E99TD S11071
AMOUNT: $4,669,368. ACRN: AC

DAAM01-98-D-0004 MOD 000302